--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1997

Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past twelve months. We hope that you find this report informative and look forward to serving your financial needs in the future.

Sincerely,

/s/Laurence D. Fink                     /s/Ralph L. Schlosstein
------------------------                ---------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                                   July 31, 1997

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the fiscal year ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLK". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001 while providing high monthly income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase, be issued or guaranteed by the U.S. government or its agencies or be determined by BlackRock to be of equivalent credit quality.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                 -----------------------------------------------
                                 6/30/97   6/30/96   CHANGE    HIGH      LOW
                                 -----------------------------------------------
STOCK PRICE                      $8.125    $7.625     6.56%   $8.188    $7.375
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)            $9.10     $8.68      4.84%   $9.13     $8.60
--------------------------------------------------------------------------------
5-YEAR U.S. TREASURY NOTE         6.39%     6.47%    -8 bp     6.85%     5.83%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      Largely softer economic data and continued moderation in the broad inflation measures during the beginning of the period allowed the Fed to leave short term interest rates unchanged at the August and September policy meetings. This allowed the Treasury market to start the fourth quarter on a positive note; however, Alan Greenspan's mention of "irrational exuberance" in the financial markets on December 4th rattled the Treasury market, leading to a month long rise in rates. A resilient housing market and strong consumer confidence contributed to the market decline in late December.

      Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise in early 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed to a more moderate 2-2.5% during the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators caused the Federal Reserve to maintain interest rate levels at their May 20th and July 2nd policy meetings and remain in a holding pattern for more definite signs of inflation.

      The market for mortgage-backed securities (MBS) significantly outperformed the broader investment grade bond market for the twelve months ended June 30, 1997. Strong investor demand for higher yielding "spread product", which offer a yield premium over comparable maturity Treasury securities, boosted prices in the mortgage sector. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 9.09% total return versus the 8.16% return of the LEHMAN BROTHERS AGGREGATE INDEX. In the corporate bond market, strong fundamentals created by steady economic growth, low inflation, and rising corporate profits drove the sector to outperform comparable maturity Treasuries. For the twelve months ended June 30, 1997, the Lehman Brothers Corporate Index returned 8.79%, significantly outpacing Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 1996 asset composition.

================================================================================
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                   JUNE 30, 1997   JUNE 30, 1996
--------------------------------------------------------------------------------
U.S. Treasury Securities                            27%             10%
--------------------------------------------------------------------------------
Corporate Bonds                                     16%             15%
--------------------------------------------------------------------------------
Taxable Zero Coupon Bonds                           14%             18%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                              13%             24%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         8%              7%
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                  8%              8%
--------------------------------------------------------------------------------
Asset-Backed Securities                              5%              3%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                4%              3%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                            2%              9%
--------------------------------------------------------------------------------
Money Market Instruments                             2%              0%
--------------------------------------------------------------------------------
Municipal Bonds                                      1%              1%
--------------------------------------------------------------------------------
CMO Residuals                                        0%              1%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs     0%              1%
================================================================================


================================================================================
                                           RATING % OF CORPORATES
--------------------------------------------------------------------------------
      CREDIT RATING                JUNE 30, 1997            JUNE 30, 1996
--------------------------------------------------------------------------------
    AAA or equivalent                    1%                       1%
--------------------------------------------------------------------------------
    AA or equivalent                     9%                      11%
--------------------------------------------------------------------------------
     A or equivalent                    55%                      54%
--------------------------------------------------------------------------------
    BBB or equivalent                   30%                      34%
--------------------------------------------------------------------------------
           N/R                           5%                       --
================================================================================

      In seeking the primary investment objective of returning the initial offer price on or about June 30, 2001, the Trust continued to emphasize securities offering both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of June 30, 2001. To that end, the Trust remained primarily invested in investment grade corporate bonds, U.S. Treasury securities and well-structured mortgage-backed securities (MBS). Over the period, the Trust significantly reduced its MBS allocation, with a particular emphasis on the sale of residential mortgage pass-through securities. While these bonds typically offer significant yield spreads over Treasuries, their maturity dates may fluctuate due to changes in interest rates. Therefore, the Trust took advantage of strong mortgage pass-through performance over the past year and reallocated those assets into securities with finite maturity dates. The largest increases were seen in the Trust's Treasury, corporate bond and asset-backed security allocations. In exchange for some give-up in yield, each of these asset classes offer more predictable maturity dates and cash flows than mortgage pass-throughs.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/Robert S. Kapaito                        /s/Michael P. Lustig
----------------------------------         -----------------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


================================================================================
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BLK
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 23, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/97:                                    $8.125
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/97:                                        $9.10
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/97 ($8.125)(1):                4.92%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                            $0.03333
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                         $0.40
================================================================================

----------
(1)Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)Distribution not constant and is subject to change.
(3)Rate effective with July 1996 payment.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--147.7%
                 MORTGAGE PASS-THROUGHS--19.9%
                 Federal Home Loan Mortgage
                   Corporation,
       $  1,934@   6.50%, 09/01/25 - 01/01/99 ..................   $  1,853,405
          3,254    7.50%, 11/01/23 .............................      3,265,745
         17,128    8.00%, 09/01/11 - 02/01/23 ..................     17,544,861
         25,389    8.144%, 12/01/01,
                     7 Year Multifamily ........................     26,119,314
         15,762    8.50%, 06/01/11 - 04/01/19 ..................     16,310,880
         10,220    8.60%, 05/01/02,
                     7 Year Multifamily ........................     10,731,149
                 Federal National Mortgage
                   Association,
         23,303@   7.00%, 10/01/22 - 01/01/19 ..................     22,834,476
          8,398    7.50%, 09/01/07 - 07/01/23 ..................      8,490,468
          6,523    7.66%, 01/01/01,
                     7 Year Multifamily ........................      6,612,452
         10,543    7.695%, 05/01/01,
                     7 Year Multifamily ........................     10,687,743
         18,000    7.778%, 07/01/01,
                     7 Year Multifamily ........................     18,574,581
         11,334    7.79%, 02/01/01,
                     7 Year Multifamily ........................     11,509,797
         10,607    8.00%, 10/01/09 - 01/01/23 ..................     10,886,891
         15,059    8.00%, 03/01/01,
                     7 Year Multifamily ........................     15,318,348
          3,716    8.49%, 04/01/01,
                     7 Year Multifamily ........................      3,788,445
          8,826    8.50%, 11/01/03 - 05/01/10 ..................      9,157,021
                     15 Year
          2,445    8.69%, 04/01/01,
                     7 Year Multifamily ........................      2,563,540
                 Federal Housing
                   Administration,
          6,140    Massachusetts Housing
                   Finance Agency, Series 1991-B,
                   Class B, 6.85%, 10/01/20 ....................      5,619,942
                 Government National
                   Mortgage Association,
         21,824    7.00%, 01/01/99 - 06/15/24 ..................     21,432,389
          9,197    8.00%, 01/15/23 .............................      9,409,497
          6,875    8.50%, 06/15/21 .............................      7,143,966
         15,453    9.50%, 06/15/17 - 10/15/17 ..................     16,721,137
                                                                 --------------
                                                                    256,576,047
                                                                 --------------
                 MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS -- 13.5%
  AAA       467  Collateralized Mortgage
                   Securities Corporation,
                   Series F, Class F-4A,
                   11/01/15 ....................................        503,054
                 Federal Home Loan Mortgage
                   Corporation, Multiclass
                   Mortgage Participation
                   Certificates,
          3,310    Series G-29, Class G-29-IA,
                     06/25/20 (I) ..............................      $ 373,478
         20,264    Series G-30, Class G-30-J,
                     02/25/23 (I) ..............................      3,130,161
         19,480    Series G-32, Class G-32-PT,
                     02/25/19 (I) ..............................      2,434,966
         31,675    Series 1261, Class 1261-H,
                     08/15/19 ..................................     32,065,860
          4,700    Series 1378, Class 1378-DA,
                     01/15/18 (I) ..............................      1,274,983
          4,897    Series 1388, Class 1388-G,
                     05/15/06 (I) ..............................        845,110
          3,126    Series 1606, Class 1606-SB,
                     11/15/08 (ARM) ............................      2,920,952
          8,947    Series 1628, Class 1628-SJ,
                     12/15/23 (ARM) ............................      8,183,132
          7,340    Series 1629, Class 1629-MS,
                     11/15/21 ..................................      7,062,962
         58,191    Series 1954, Class 1954-MD,
                     03/15/16 (I) ..............................      8,328,592
                 Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
          7,740    6.125%, Series 1993-ML,
                     Class M2-H, 11/25/03,
                     Multifamily ...............................      7,606,110
          3,377    Trust 269, Class 269-1,
                     08/01/22 ..................................      3,587,624
          6,326    Trust 1990-144, Class 144-W,
                     12/25/20 ..................................      6,837,168
         15,000    Trust 1992-43, Class 43-E,
                     04/25/22 ..................................     14,974,200
         10,000    Trust 1992-122, Class 122-PJ,
                     06/25/19 ..................................     10,238,000
          1,800    Trust 1992-184, Class 184-SA,
                     06/25/22 (ARM) ............................      1,776,490
          1,500    Trust G1993-17, Class 17-SH,
                     04/25/23 (ARM) ............................        898,125
          6,737    Trust 1993-68, Class 68-PJ,
                     11/25/06 (I) ..............................        686,939
          2,050    Trust 1993-71, Class 71-PG,
                     07/25/07 ..................................      2,018,533
          1,369    Trust 1993-99, Class 99-SB,
                     07/25/23 (ARM) ............................      1,368,203
          1,942    Trust 1993-117, Class 117-S,
                     07/25/08 (ARM) ............................      1,790,724

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS (CONT'D)
       $  2,140    Trust 1993-121, Class 121-SE,
                     02/25/23 (ARM) ............................   $  1,708,471
         15,350    Trust 1993-152, Class 152-D,
                     08/25/23 (P) ..............................     13,207,754
          8,330    Trust 1993-196, Class 196-SM,
                     10/25/08 (ARM) ............................      7,058,643
          6,786    Trust 1993-214, Class 214-SO,
                     12/25/08 (ARM) ............................      6,110,913
          2,774    Trust 1994-42, Class 42-SM,
                     01/25/24 (ARM) ............................      2,664,513
          6,889    Trust 1994-46, Class 46-B,
                     11/25/23 (P) ..............................      6,469,865
          2,396    Trust 1994-53, Class 53-DA,
                     11/25/23 (P) ..............................      1,967,206
         12,127    Trust 1996-T6, Class T6-C,
                     02/26/01 ..................................     11,952,499
          3,326    Trust 1996-T6, Class T6-D,
                     02/26/01 ..................................      3,322,130
          8,495  Government National Mortgage
                   Association, REMIC,
                   Trust 1994-1, Class 1-PL,
                   06/16/24 (I) ................................      1,510,253
                                                                 --------------
                                                                    174,877,613
                                                                 --------------
                 COMMERCIAL MORTGAGE BACKED
                   SECURITIES -- 6.1%
  BBB    10,000  CBA Mortgage Corporation,
                   Series 1993-C1, Class D,
                   12/25/03 ....................................     10,108,995
  AAA   127,570  CS First Boston Mortgage Corp.,
                   Series 1997-C1, Class AX,
                   06/20/29# ...................................     14,650,567
  AA      2,000  KPAC, Series 1994-C1,
                   Class B, 02/01/06 ...........................      2,002,134
  AAA     5,200  PaineWebber Mortgage Acceptance
                   Corp. Series 1995-M1, Class A,
                   01/15/07# ...................................      5,172,077
  BBB+    6,000  Phoenix Real Estate
                   Incorporated, Series 1993-1,
                   Class C, 11/25/23 ...........................      6,075,000
                 Resolution Trust Corporation,
  AA-     6,444    Series 1992-C6, Class B,
                     07/25/24 ..................................      6,471,746
  AA      8,050    Series 1994-C1, Class C,
                     06/25/26 ..................................      8,187,102
  A       5,619    Series 1994-C2, Class D,
                     04/25/25 ..................................      5,742,021
  BBB     3,000    Series 1995-C1, Class D,
                     02/25/27 ..................................      2,904,844
  AA      5,000  Salomon Brothers, Series 1997-TZH,
                   Class A1, 03/25/25 ..........................      5,062,500
  AAA    12,800  Structured Asset Securities
                   Corporation, Series 1996-CFL,
                   Class B, 02/25/28 ...........................     12,528,570
                                                                 --------------
                                                                     78,905,556
                                                                 --------------
                 CORPORATE BONDS -- 23.1%
                 BANKING AND FINANCE -- 10.3%
  A3      1,300  Amsouth Bancorporation,
                   6.75%, 11/01/25 .............................      1,273,245
  A-      5,000  Aristar Incorporated,
                   7.25%, 06/15/01 .............................      5,080,650
                 Associates Corporation,
  AA-     5,000    6.68%, 07/25/00 .............................      5,011,050
  AA-     5,000    7.46%, 03/28/00 .............................      5,109,700
  A-     15,000  Donaldson, Lufkin & Jenrette,
                   5.625%, 02/15/16 ............................     14,440,350
  A+      6,750  Goldman Sachs Group LP,
                   6.20%, 12/15/00# ............................      6,642,540
  BBB+    5,000  Great Western Financial
                   Corporation,
                   6.375%, 07/01/00 ............................      4,957,600
  A       7,000  Household Finance Corporation,
                   6.65%, 05/26/98 .............................      7,042,140
  A1      5,700  Meridian Bancorp Incorporated,
                   6.625%, 06/15/00 ............................      5,703,843
                 Merrill Lynch & Co. Incorporated,
  AA-     7,200    6.00%, 01/15/01 .............................      7,049,160
  AA-     5,800    6.00%, 03/01/01 .............................      5,671,704
  A+      3,800  Morgan Stanley Incorporated,
                   5.75%, 02/15/01 .............................      3,684,572
  A+     10,000  Nationsbank Corporation,
                   7.00%, 09/15/01 .............................     10,088,300
  BBB    12,500  Salomon Incorporated,
                   6.625%, 11/30/00 ............................     12,402,500
  A       1,925  Security Pacific Corporation,
                   11.00%, 03/01/01 ............................      2,190,727
                 Smith Barney Holdings
                   Incorporated,
  A      13,000    5.875%, 02/01/01 ............................     12,643,020
  A       3,600    7.00%, 05/15/00 .............................      3,636,025
  A      15,000  Transamerica Finance
                   Corporation,
                   6.75%, 06/01/00 .............................     15,040,350
  BBB+    5,000  Union Planters National Bank,
                   6.76%, 10/30/01 .............................      4,982,449
                                                                 --------------
                                                                    132,649,925
                                                                 --------------
                 INDUSTRIAL -- 5.6%
  BBB     7,500  Erac Usa Finance Company,
                   7.00%, 06/15/00# ............................      7,553,578
  A+     10,000  Ford Motor Credit,
                   6.18%, 12/27/01 .............................      9,751,853
  A-     20,600  General Motors Acceptance
                   Corporation,
                   6.125%, 09/18/98 ............................     20,575,356
  A-      7,000  Hospital Corporation,
                   Zero Coupon, 06/01/01 .......................      5,387,309

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 CORPORATE BONDS--(CONT'D)
                 INDUSTRIAL
                 RJR Nabisco Brands
                   Incorporated,
  BBB  $  9,000    8.00%, 01/15/00 .............................   $  9,274,410
  BBB-    6,000    8.00%, 07/15/01 .............................      6,042,060
                 Sears Roebuck & Company,
  A-      4,250    6.50%, 06/15/00 .............................      4,236,528
  A-      5,000    7.29%, 04/24/00 .............................      5,073,226
  BBB     3,500  Tenneco Credit Corporation,
                   8.075%, 10/01/02 ............................      3,673,110
                                                                 --------------
                                                                     71,567,430
                                                                 --------------
                 UTILITIES -- 1.1%
  BBB     9,000  Pacificorp Holdings,
                   6.75%, 04/01/01# ............................      8,885,700
  BBB+    5,000  Potomac Capital Corporation,
                   6.90%, 08/09/00# ............................      5,013,571
                                                                 --------------
                                                                     13,899,271
                                                                 --------------
                 YANKEE -- 5.9%
                 African Development,
  Aa1     5,000    7.75%, 12/15/01 .............................      5,207,037
  Aaa     3,350    8.625%, 05/01/01 ............................      3,576,081
  BBB-   15,000  Empresa Electric Guacolda,
                   7.60%, 04/30/01# ............................     15,207,662
  A       4,000  Household Finance Corporation,
                   7.45%, 04/01/00 .............................      4,078,160
  A3      6,500  Slovenia (Republic of),
                   7.00%, 08/06/01# ............................      6,535,339
  A+     18,000  Quebec (Province of),
                   9.125%, 08/22/01 ............................     19,359,746
  BBB-    6,880  Terra Nova Insurance United
                   Kingdom Holdings PLC,
                   10.75%, 07/01/05 ............................      7,636,800
  NR     15,000  US Remittance Master,
                   Zero Coupon, 01/01/01 .......................     14,859,000
                                                                 --------------
                                                                     76,459,825
                                                                 --------------
                 OTHER -- 0.2%
  BBB-    3,000  Colombia (Republic of),
                   8.00%, 06/14/01 .............................      3,048,069
                                                                 --------------
                 ASSET-BACKED SECURITIES -- 7.7%
  AAA     8,074  Amresco Securitized Interest,
                   Series 1996-1, Class A,
                   8.10%, 04/26/26# ............................      8,066,746
  AAA    29,653  Chase Manhattan Grantor Trust,
                   Series 1996-B, Class A,
                   6.61%, 09/15/02 .............................     29,763,917
  AAA    35,000  Citibank Credit Card Trust,
                   Series 1996-1, Class A,
                   5.79%, 02/07/03 .............................     27,650,000
  AAA     4,359  Nationsbank Auto Grantor Trust,
                   Series 1995-A, Class A,
                   5.85%, 06/15/02 .............................      4,354,434
  AAA     5,750  Standard Credit Card Master Trust,
                   Series 1995-3, Class A,
                   7.85%, 02/07/02 .............................      5,935,035
                 Structured Mortgage Asset,
  AAA    11,951    Series 1997-2,
                   8.24%, 03/15/06 .............................     11,890,858
  AAA    12,156    Series 1997-3,
                   8.72%, 04/15/06 .............................     12,216,649
                                                                 --------------
                                                                     99,877,639
                                                                 --------------
                 STRIPPED MORTGAGE-BACKED
                   SECURITIES -- 11.1%
  Aaa     5,800  CMO Mortgage Investors Trust,
                   Collateralized Mortgage
                   Obligations, Trust 7, Class P,
                   09/22/21 (I/O) ..............................      2,015,975
                 Collateralized Mortgage Securities
                   Corporation,
  AAA     1,800    Series 1990-5, Class 5-L,
                     09/20/20 (I/O) ............................         46,242
  AAA     4,500    Series 1991-9, Class 9-M,
                     11/20/21 (I/O) ............................        752,355
                 Federal Home Loan Mortgage
                   Corporation,
         25,277    Series G-3, Class G-3-S,
                     04/25/19 (I/O) ............................      1,174,101
          6,000    Series 113, Class 113-M,
                     05/15/21 (I/O) ............................      1,820,648
         13,500    Series 181, Class 181-F,
                     08/15/21 (I/O) ............................      2,683,287
          1,600    Series 1125, Class 1125-F,
                     08/15/21 (I/O) ............................        482,410
          4,200    Series 1185, Class 1185-C,
                     12/15/06 (I/O) ............................        828,537
          2,200    Series 1189, Class 1189-I,
                     01/15/22 (I/O) ............................        755,470
          3,600    Series 1274, Class 1274-Y,
                     05/15/22 (I/O) ............................      1,257,755
          3,700    Series 1283, Class 1283-X,
                     06/15/22 (I/O) ............................      1,319,432
            918    Series 1338, Class 1338-Q,
                     08/15/07 (P/O) ............................        759,963
          4,700    Series 1360, Class 1360-PT,
                     12/15/17 (I/O) ............................      1,321,927
          5,700    Series 1404, Class 1404-E,
                     01/15/06 (I/O) ............................        860,211
          7,669    Series 1422, Class 1422-IB,
                     11/15/07 (I/O) ............................      1,480,312
         25,779    Series 1506, Class 1506-SA,
                     01/15/05 (I/O) ............................        452,929
         57,040    Series 1546, Class 1546-SF,
                     12/15/21 (I/O) ............................      2,434,452
         33,915    Series 1605, Class 1605-S,
                     08/15/06 (I/O) ............................        895,706

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 STRIPPED MORTGAGE-BACKED
                   SECURITIES -- (CONT'D)
        $18,780    Series 1621, Class 1621-SJ,
                     10/15/20 (I/O) ............................     $  772,234
         28,404    Series 1640, Class 1640-SD,
                     12/15/00 (I/O) ............................        657,553
          7,584    Series 1662, Class 1662-PO,
                     01/15/09 (P/O) ............................      5,846,319
          1,536    Series 1664, Class 1664-C,
                     11/15/23 (P/O) ............................      1,304,602
         42,760    Series 1696, Class 1696-B,
                     11/15/23 (P/O) ............................     15,563,705
          3,271    Series 1721, Class 1721-OC,
                     05/15/24 (P/O) ............................      1,448,453
         52,664    Series 1790, Class 1790-D,
                     11/15/23 (I/O) ............................      1,094,427
        143,000    Series 1809, Class 1809-SC,
                     12/15/23 (I/O) ............................     14,568,125
          5,416    Series 1849, Class 1849-EL,
                     12/15/08 (I/O) ............................      1,100,037
          8,903    Series 1870, Class 1870-PA,
                     08/15/01 (P/O) ............................      7,300,692
          3,706    Series 1900, Class 1900-SD,
                     01/15/23 (I/O) ............................      1,017,858
         23,793    Series 1950, Class 1950-SA,
                     10/15/22 (I/O) ............................        669,188
                 Federal National Mortgage
                   Association,
          3,664    Trust 3, Class 1, 02/01/17 (P/O) ............      2,764,899
          2,909    Trust 5, Class 1, 09/01/07 (P/O) ............      2,189,914
         15,209    Trust 25, Class 2,
                     02/01/13 (I/O) ............................      1,680,844
          1,557    Trust 60, Class 1,
                     01/01/19 (P/O) ............................      1,171,639
          2,000    Trust 1990-76, Class 76-N,
                     07/25/20 (I/O) ............................         63,277
          2,600    Trust 1990-106, Class 106-K,
                     09/25/20 (I/O) ............................        777,435
          1,200    Trust 1991-29, Class 29-J,
                     04/25/21 (I/O) ............................        450,411
          2,500    Trust 1991-G46, Class G46-K,
                     12/15/09 (I/O) ............................        781,019
          3,500    Trust 1991-80, Class 80-Q,
                     07/25/21 (I/O) ............................      1,170,356
            924    Trust 1991-167, Class 167-B,
                     10/25/17 (P/O) ............................        500,048
          1,365    Trust 1991-167, Class 167-E,
                     10/25/17 (P/O) ............................        459,021
             30    Trust G1992-5, Class 5-E,
                     01/25/22 (I/O) ............................      1,612,338
         14,248    Trust 1992-G45, Class G45-2,
                     08/25/22 (I/O) ............................      4,524,170
             18    Trust 1992-48, Class 48-J,
                     04/25/07 (I/O) ............................        768,313
         56,058    Trust G1993-31, Class 31-PS,
                     08/25/18 (I/O) ............................      1,951,933
          4,989    Trust 1993-48, Class 48-B,
                     04/25/08 (P/O) ............................      3,972,790
          3,215    Trust 1993-128, Class 128-B,
                     07/25/23 (P/O) ............................      2,934,643
          7,001    Trust 1993-150, Class 150-B,
                     09/25/20 (P/O) ............................      6,624,617
          2,247    Trust 1993-151, Class 151-E,
                     05/25/23 (P/O) ............................      2,031,184
            985    Trust 1993-194, Class 194-C,
                     09/25/23 (P/O) ............................        860,781
         68,296    Trust 1993-202, Class 202-SL,
                     11/25/23 (I/O) ............................      3,033,707
         30,772    Trust 1993-240, Class 240-PS,
                     09/25/12 (I/O) ............................        819,460
         11,509    Trust 1994-8, Class 8-G,
                     11/25/23 (P/O) ............................      7,621,387
          4,703    Trust 1994-53, Class 53-EA,
                     11/25/23 (P/O) ............................      2,641,768
         19,313    Trust 1994-61, Class 61-DB,
                     03/25/24 (P/O) ............................     12,393,520
          7,300    Trust 1996-24, Class 24-SB,
                     10/25/08 (I/O) ............................      1,432,625
          9,471    Trust 1996-40, Class 40-SG,
                     03/25/09 (I/O) ............................      1,707,671
         66,275    Trust 1997-37, Class 37-SX,
                     08/18/18 (I/O) ............................      2,153,927
          9,997  Merrill Lynch Trust,
                   Series 43, Class F, 08/27/15 (I/O) ..........      1,888,160
                                                                 --------------
                                                                    143,666,762
                                                                 --------------
                 COLLATERALIZED MORTGAGE
                   OBLIGATION RESIDUALS**-- 0.2%
                 Collateralized Mortgage Securities
                   Corporation,
  AAA       225    Series 1990-3, Class R,
                     05/25/20# .................................        465,252
  AAA        10  Fleet Mortgage Securities, Inc.,
                   Series 1989-3, Class R, 09/01/19 # ..........        628,027
  AAA    10,000  Residential Resource
                   Incorporated, Mortgage
                   Collateral Bond, Series 9,
                   Class R, 10/01/18 # .........................      1,337,138
  AAA       499  Shearson Lehman Brothers,
                   Series F, Class R, 02/20/18 # ...............        194,433
  AAA    10,000  Smith Barney Mortgage Capital Trust,
                   Series 10, Class R, 10/01/19# ...............        158,454
                                                                 --------------
                                                                      2,783,304
                                                                 --------------
                 U.S. GOVERNMENT SECURITY -- 39.5%
                 U.S. Treasury Bonds,
         50,000++  6.625%, 02/15/27 ............................     48,922,000
        101,920+   6.875%, 08/15/25 ............................    102,302,200
                 U.S. Treasury Notes,
         10,108+   3.375%, 01/15/07 (TIPS) .....................      9,865,192
          3,700+   6.125%, 12/31/01 ............................      3,663,592
         58,000    6.250%, 10/31/01 ............................     57,727,980
        125,000++  6.250%, 06/30/02 ............................    124,257,500
         25,000    6.375%, 05/15/00 ............................     25,087,891
         40,325    6.375%, 09/30/01 ............................     40,331,452
         98,000++  6.500%, 10/15/06 ............................     97,586,440
                                                                 --------------
                                                                    509,744,247
                                                                 --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 TAXABLE ZERO COUPON BONDS -- 20.5%
                 Financing Corporation
                   (FICO Strips),
     $    5,311    02/08/01 .................................... $    4,207,534
          4,472    03/26/01 ....................................      3,512,488
          1,660    04/05/01 ....................................      1,301,241
          3,513    05/11/01 ....................................      2,735,960
         22,134    06/06/01 ....................................     17,160,712
                 Government Trust Certificates,
          2,500    11/15/99 ....................................      2,161,900
          6,597    05/15/02 ....................................      4,837,976
          4,000    11/15/02 ....................................      2,821,200
                 U.S. Treasury Receipt,
         30,000++    02/15/01 ..................................     23,926,500
        257,000++    05/15/01 ..................................    201,759,640
                                                                 --------------
                                                                    264,425,151
                                                                 --------------
                 MUNICIPAL BONDS -- 2.0%
  AAA     1,000  Kern County California Pension
                   Obligation, 6.27%, 08/15/01 . ...............        984,810
  AAA     2,035  Long Beach California Pension
                   Obligation, 6.45%, 09/01/01 . ...............      2,019,086
  AAA     6,000  Los Angeles County
                   California Pension, Series D,
                   6.38%, 06/30/01 .............................      5,943,960
  BBB+    5,000  New York City, G.O., Series 1,
                   6.40%, 03/15/01 .............................      4,926,850
  BBB+    5,000  New York City, G.O., Series 1,
                   7.24%, 04/15/01 .............................      5,051,700
  BBB     1,000  New York State Environmental Facility,
                   Series A, 6.62%, 03/15/01 ...................        992,780
  BBB     3,345  New York State Housing
                   Finance Agency, Series B,
                   7.14%, 09/15/02 .............................      3,353,229
  BBB     2,000  New York State Urban Development,
                   Series B, 6.90%, 04/01/01 ...................      1,995,800
  AA      1,000  St. Joseph's Health System California,
                   Series A, 7.02%, 07/01/01 ...................      1,006,190
                                                                 --------------
                                                                     26,274,405
                                                                 --------------
                 MONEY MARKET INSTRUMENTS--4.0%
  AAA    65,000  AIMPrime Portfolio
                   Principal Money Market Strip
                   Zero Coupon, 1/02/01 ........................     52,324,285
                                                                 --------------

--------------------------------------------------------------------------------
  RATING*                                                               VALUE
(UNAUDITED) CONTRACTS        DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 PUT OPTION PURCHASED -- 0.1%
        100,000  Interest Rate Swap,
                   3-month LIBOR over 8.5%,
                   Expires 6/15/01** ........................... $    1,312,703
                                                                 --------------
                 Total Investments - 147.7%
                   (cost $1,949,204,673) .......................  1,908,392,232
                 Liabilities in excess of other
                   assets -- (47.7%) ...........................   (615,507,787)
                                                                 --------------
                 NET ASSETS -- 100% ............................ $1,292,884,445
                                                                 ==============

----------
    * Using the higher of Standard & Poor's or Moody's rating. ** Illiquid securities representing 0.1% of portfolio assets.
    # Private placements restricted as to resale.
    + Partial principal amount pledged as collateral for reverse repurchase agreements.
   ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
    @ Includes mortgage dollar roll of $15,157,656, see Note 4.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

     ARM  --Adjustable Rate Mortgage.
     CMO  --Collateralized Mortgage Obligation.
     I    --Denotes CMO with Interest Only Characteristics.
     I/O  --Interest Only.
     P    --Denotes CMO with Principal Only Characteristics.
     P/O  --Principal Only.
     REMIC--Real Estate Mortgage Investment Conduit.
     TIPS --Treasury Inflation Protection Securities.

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $1,949,204,673) (Note 1) .......................        $ 1,908,392,232
Cash ...................................................                389,380
Receivable for investments sold ........................              1,816,037
Interest receivable ....................................             19,152,955
Unrealized appreciation on interest
  rate swaps (Notes 1 &3) ..............................                113,307
Unrealized appreciation on interest
  rate caps (Notes 1 & 3) ..............................              1,734,709
Due from broker-variation margin .......................                800,085
Deferred organization expenses and
  other assets .........................................                 92,427
                                                                ---------------
                                                                  1,932,491,132
                                                                ---------------
LIABILITIES
Reverse repurchase agreements
  (Note 4) .............................................            595,783,375
Payable for investments purchased ......................             41,421,056
Interest payable .......................................                908,966
Dividends payable ......................................                427,317
Advisory fee payable (Note 2) ..........................                425,101
Administration fee payable (Note 2) ....................                106,275
Other accounts payable and
  accrued expenses .....................................                534,597
                                                                ---------------
                                                                    639,606,687
                                                                ---------------
NET ASSETS .............................................          1,292,884,445
                                                                ===============
Net assets were comprised of:
  Common stock, at par (Note 5) ........................              1,420,106
  Paid-in capital in excess of par .....................          1,337,370,873
                                                                ---------------
                                                                  1,338,790,979
  Undistributed net investment income ..................             55,133,593
  Accumulated net realized loss ........................            (62,193,430)
  Net unrealized depreciation ..........................            (38,846,697)
                                                                ---------------
  Net assets, June 30, 1997 ............................        $ 1,292,884,445
                                                                ===============
Net asset value per share:
  ($1,292,884,445 divided by 142,010,583 shares of
  common stock issued and outstanding) .................                  $9.10
                                                                          =====


--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net amortization
    of premium of $2,923,160 and net
    of interest expense of $35,812,744) ......................    $  97,643,978
                                                                  -------------
Operating expenses
  Investment advisory ........................................        5,054,009
  Administration .............................................        1,263,503
  Reports to shareholders ....................................          433,430
  Custodian ..................................................          287,045
  Transfer agent .............................................          104,545
  Audit ......................................................           99,395
  Directors ..................................................           84,352
  Legal ......................................................           49,663
  Miscellaneous ..............................................          543,972
                                                                  -------------
    Total operating expenses .................................        7,919,914
                                                                  -------------
  Net investment income before
    excise tax ...............................................       89,724,064
  Excise tax .................................................          852,363
                                                                  -------------
  Net investment income ......................................       88,871,701
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................        7,554,978
  Short sales ................................................        2,115,165
  Futures ....................................................      (16,269,723)
  Options ....................................................        4,135,056
                                                                  -------------
                                                                     (2,464,524)
                                                                  -------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ................................................       25,177,473
  Short sales ................................................        6,011,038
  Options ....................................................         (877,297)
  Futures ....................................................          111,189
                                                                  -------------
                                                                     30,422,403
                                                                  -------------
Net gain on investments ......................................       27,957,879
                                                                  -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................    $ 116,829,580
                                                                  =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH

Cash flows used for operating activities:
  Interest received, net of interest purchased ...............     $130,577,825
  Operating expenses and excise taxes paid ...................       (8,705,794)
  Interest expense paid ......................................      (41,086,749)
  Purchase of long-term portfolio investments ................   (3,328,439,266)
  Sale of long-term portfolio investments ....................    3,061,893,702
  Other ......................................................           14,471
                                                                 --------------
  Net cash flows used for operating
    activities ...............................................     (185,745,811)
                                                                 --------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..................      243,025,937
  Dividends paid .............................................      (56,953,995)
                                                                 --------------
  Net cash flows provided by financing
    activities ...............................................      186,071,942
                                                                 --------------
Net increase in cash .........................................          326,131
Cash at beginning of year ....................................           63,249
                                                                 --------------
Cash at end of year ..........................................   $      389,380
                                                                 ==============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO NET
CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations                                                       $116,829,580
                                                                 --------------
Increase in investments ......................................     (159,860,921)
Net realized loss ............................................        2,464,524
Decrease in unrealized depreciation ..........................      (30,422,403)
Increase in unrealized appreciation on
  interest rate cap ..........................................       (2,486,209)
Increase in unrealized appreciation on interest
  rate swaps .................................................         (113,307)
Increase in interest receivable ..............................       (1,499,412)
Decrease in receivable for investments sold ..................       20,010,640
Increase in broker-variation margin ..........................         (796,493)
Decrease in deposits with brokers ............................      186,480,000
Decrease in deferred and prepaid assets ......................           14,471
Decrease in payable for investments purchased ................     (128,937,799)
Decrease in payable for securities
  sold short .................................................     (182,220,960)
Decrease in interest payable .................................       (5,274,005)
Increase in accrued expenses and other
  liabilities ................................................           66,483
                                                                 --------------
  Total adjustments ..........................................     (302,575,391)
                                                                 --------------
Net cash flows used for operating
  activities .................................................   $ (185,745,811)
                                                                 ==============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                     YEAR ENDED JUNE 30,
                                            -----------------------------------
                                                 1997                  1996
                                            --------------       --------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:
  Net investment income ..............      $   88,871,701       $   82,042,926

  Net realized loss
    on investments, short
    sales, options and futures .......          (2,464,524)          (2,707,803)

  Net change in unrealized
    appreciation (depreciation)
    on investments, short sales,
    options and futures ..............          30,422,403          (21,017,940)
                                            --------------       --------------
  Net increase
    in net assets resulting
    from operations ..................         116,829,580           58,317,183

Dividends from net
  investment income ..................         (56,747,067)         (63,904,500)
                                            --------------       --------------

Net increase (decrease) ..............          60,082,513           (5,587,317)

NET ASSETS
Beginning of year ....................       1,232,801,932        1,238,389,249
                                            --------------       --------------
End of year ..........................      $1,292,884,445       $1,232,801,932
                                            ==============       ==============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                        AUGUST 28,
                                                                                                                           1992*
                                                                           YEAR ENDED JUNE 30,                              TO
                                                       ----------------------------------------------------------        JUNE 30,
                                                          1997             1996            1995            1994            1993
                                                       ----------       ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ............      $     8.68       $     8.72      $     8.32      $     9.62      $     9.45
                                                       ----------       ----------      ----------      ----------      ----------
  Net investment income (net of $0.25
    $0.22, $0.27, $0.12 and $0.04,
    respectively, of interest expense) ..........            0.62             0.58            0.61            0.64            0.66
  Net realized and unrealized gain
    (loss) on investments, short
    sales, options and futures ..................            0.20            (0.17)           0.42           (1.23)           0.07
                                                       ----------       ----------      ----------      ----------      ----------
Net increase (decrease) from
  investment operations .........................            0.82             0.41            1.03           (0.59)           0.73
                                                       ----------       ----------      ----------      ----------      ----------
Dividends from net investment income ............           (0.40)           (0.45)          (0.63)          (0.71)          (0.54)
                                                       ----------       ----------      ----------      ----------      ----------
Capital charge with respect to
  issuance of shares ............................              --               --              --              --           (0.02)
                                                       ----------       ----------      ----------      ----------      ----------
Net asset value, end of period** ................           $9.10            $8.68           $8.72           $8.32           $9.62
                                                       ==========       ==========      ==========      ==========      ==========
Market value, end of period** ...................          $8.125           $7.625           $7.50           $8.00          $9.375#
                                                       ==========       ==========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN+ ........................          12.07%            7.83%           1.61%         (7.73)%           4.99%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses+++ ...........................           0.63%            0.64%           0.63%           0.67%           0.60%++
Net investment income ...........................           7.04%            6.57%           7.28%           6.97%           8.41%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) ...............      $1,261,766       $1,248,679      $1,181,411      $1,295,131      $1,327,571
Portfolio turnover ..............................            110%             216%            107%             91%            210%
Net assets, end of period
  (in thousands) ................................      $1,292,884       $1,232,802      $1,238,389      $1,182,120      $1,366,284
Reverse repurchase agreements
  outstanding, end of period
  (in thousands) ................................      $  595,783       $  352,757      $  489,335      $  395,559      $  498,618
Asset coverage@ .................................      $    3,170       $    4,495      $    3,531      $    3,988      $    3,740

----------------
  * Commencement of investment operations.
 ** Net asset value and market value  published in THE WALL STREET  JOURNAL each
    Monday. # Net asset value immediately after the closing of the first public offering was $9.44.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the periods reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
 ++ Annualized.
+++ The ratios of operating expenses, including interest expense, to average net assets were 3.47%, 3.17%, 3.89%, 1.98%, and 0.97% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise taxes, to average net assets were 3.53%, 3.17%, 3.89%, 1.99% and 1.01% for the periods indicated above, respectively.
  @ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trustis to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells (or purchases) an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written (or purchased). Premiums received or paid from writing (or purchasing) options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended June 30, 1997.

   INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $75,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and

Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $852,363 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended June 30, 1997 aggregated $2,587,960,182 and $2,000,890,020, respectively.

The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust held 0.1% of its portfolio assets in illiquid securities all of which were restricted as to resale.

   The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was $1,949,769,575 and accordingly, net unrealized depreciation for federal income tax purposes was $39,411,599 (gross unrealized appreciation--$18,334,984; gross unrealized depreciation--$57,746,583).

   For federal income tax purposes, the Trust had a capital loss carryforward as of June 30, 1997 of approximately $61,510,800 of which $582,344 will expire in 2001, $22,753,973 will expire in 2002, $947,956 will expire in 2003, $34,764,750 will expire in 2004 and $2,461,777 will expire in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   During the year ended June 30, 1997 the Trust entered into financial futures contracts. Details of the open contracts at June 30, 1997 were as follows:

                                        VALUE AT      VALUE AT
NUMBER OF                EXPIRATION      TRADE        JUNE 30,      UNREALIZED
CONTRACTS    TYPE           DATE         DATE           1997       APPRECIATION
--------     ----         --------     ---------     ----------   -------------
       Short positions:
106      5 Yr. T-Note    Sept. 1997  ($11,271,881)  ($11,224,406)    $ 47,475
190     30 Yr. T-Bond    Sept. 1997  ($21,172,128)  ($21,101,875)    $ 70,253
                                                                     --------
                                                                     $117,728
                                                                     ========

   During the year ended June 30, 1997 the Trust entered into interest rate caps, interest rate swaps and swap option ("swaption") agreements. Details of the open agreements as of June 30, 1997 are as follows:

   The Trust sold short two interest rate cap agreements which settled on August 8 and August 12, 1996. Under the first agreement, the Trust received $3.6 million and will be required to pay to the counterparty an amount of interest calculated as the excess of the 3 month LIBOR over the 3-year treasury constant maturity ("Protected Rate") based on the notional amount of $300 million. Under the second agreement, the Trust received $2.606 million and will be required to pay to the counterparty an amount of interest calculated as the excess of the 3 month LIBORover the 5-year treasury constant maturity ("Protected Rate")based on the notional amount of $200 million. Under both agreements, where the 3 month LIBORis equal to or less than the respective Protected Rates no amount is payable by the Trust. Both agreements terminate on June 15, 2001. At June 30, 1997, net unrealized appreciation was $1,599,532.

   The Trust entered into an interest rate cap agreement which settled on February 19, 1997. Under the agreement, the Trust paid $3,868,800 and will receive from the counterparty an amount of interest calculated as the excess of the 3 month LIBOR over 6.0% ("Protected Rate") based on the notional amount of $120 million. Where the 3 month LIBOR is equal to or less than the Protected

Rate no amount is receivable by the Trust. The agreement terminates on February 19, 2002. At June 30, 1997, the unrealized appreciation was $135,177.

   The Trust entered into an interest rate swap agreement which settled on June 30, 1997 with a notional amount of $125 million. Under the agreement, the Trust will pay interest to the counterparty on the notional amount at a rate of 6.31% and will receive from the counterparty interest on the notional amount at the 3 month LIBOR rate less 0.275%. The agreement terminates on June 30, 2002. At June 30, 1997, the unrealized appreciation was $111,302.

   The Trust entered into an interest rate swap agreement which settles on June 13, 2001 with a notional amount of $30,908,000. Under the agreement, the Trust will pay interest to the counterparty on the notional amount at the 10 year forward swap rate and will receive from the counterparty interest on the notional amount at a rate of 7.235%. The agreement terminates on June 13, 2011. At June 30, 1997, the unrealized appreciation was $2,005.

   The Trust entered into a put swaption agreement which settled on February 7, 1997. The premium paid by the Trust was $2.19 million. The put swaption agreement grants the Trust the right to enter into an interest rate swap agreement which commences June 15, 2001 with a notional amount of $100 million and which terminates on June 15, 2011. Under the interest rate agreement, the Trust will pay interest to the counterparty on the notional amount at a rate of 8.5% and will receive from the counterparty interest on the notional amount at the 10 year forward swap rate. The swaption agreement terminates on June 15, 2001. At June 30, 1997, the unrealized depreciation was $877,297.

NOTE 4.  BORROWINGS  REVERSE  REPURCHASE  AGREEMENTS:  The Trust may enter  into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 1997, was approximately $512,858,140 at a weighted average interest rate of approximately 5.24%. The maximum amount of reverse repurchase agreements outstanding at any month end during the year ended June 30, 1997, was $595,783,375 as of June 30, 1997, which was 30.83% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended June 30, 1997, was approximately $83,281,269. For the year ended June 30, 1997, the maximum amount of dollar rolls outstanding at any month end was $123,195,249 as of the close of August 29, 1996, which was 6.37% of total assets.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares outstanding at June 30, 1997, the Adviser owned 10,583 shares.

NOTE 6. DIVIDENDS
Subsequent to June 30, 1997, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.03333 per share payable July 31, 1997, to shareholders of record on July 15, 1997.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock 2001 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock 2001 Term Trust Inc. as of June 30, 1997 and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the four years then ended and the period August 28, 1992 (commencement of investment operations) to June 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights for the respective stated periods present fairly, in all material respects, the financial position of The BlackRock 2001 Term Trust Inc. at June 30, 1997, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the periods in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
-----------------------------------
DELOITTE & TOUCHE LLP

New York, New York
August 1, 1997

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended June 30, 1997.

      During the fiscal year ended June 30, 1997, the Trust paid dividends of $0.40 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1997 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distribution.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

   (1) To elect four Directors to serve as follows:

       DIRECTOR                             CLASS       TERM       EXPIRING
       --------                             -----       ----       --------
       Richard E. Cavanagh .............      I       3 years        2000
       James Grosfeld ..................      I       3 years        2000
       James Clayburn La Force, Jr .....      I       3 years        2000
       Walter F. Mondale ...............     II       1 year         `998

       Directors whose term of office  continues  beyond this meeting are Andrew
       F. Brimmer, Kent Dixon, Laurence D. Fink, Frank J. Fabozzi, and Ralph L. Schlosstein.

   (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending June 30, 1997.

   (3) Shareholder proposal to convert the Trust from closed-end to open-end.

       Shareholders elected the four Directors and ratified the selection of Deloitte & Touche LLP. The shareholders did not ratify the proposal to convert the Trust from closed-end to open-end. The results of the voting was as follows:

                                       VOTES FOR    VOTES AGAINST   ABSTENTIONS
                                      -----------   -------------   -----------
       Richard E. Cavanagh ........   113,356,195              0     3,371,146
       James Grosfeld .............   113,334,443              0     3,392,898
       James Clayburn La Force, Jr    113,320,376              0     3,406,965
       Walter F. Mondale ..........   113,125,027              0     3,602,314
       Ratification of Deloitte &
         Touche LLP ...............   114,901,978        661,465     1,163,898
       Proposal to convert Trust to
         open-end .................    23,035,358     28,933,927     2,915,427

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment advisor for the Trust. BlackRock is a registered investment advisor specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the Adviser to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2001. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY? The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank andTrust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):         Mortgage  instruments with interest rates that
                                  adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED                    Mortgage-backed   securities  which   separate
MORTGAGE OBLIGATIONS (CMOS):      mortgage  pools  into  short-,   medium-,  and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                         When a fund's net asset value is greater  than
                                  its stock price, the fund is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders  may elect to have all  dividends
                                  and    distributions    of    capital    gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities,  such as  GNMA  (Government
                                  National Mortgage Association),  FNMA (Federal
                                  National   Mortgage   Association)  and  FHLMC
                                  (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):   Mortgage  securities  that  receive  only  the
                                  interest cash flows from an underlying pool of
                                  mortgage  loans  or  underlying   pass-through
                                  securities. Also known as STRIP.

MARKET PRICE:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll" period,  the Trust does not  receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:    Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O): Mortgage   securities  that  receive  only  the

                                 principal cash flows from an underlying pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as STRIP.

PROJECT LOANS:                   Mortgages  for  multi-family,  low- to  middle-
                                 income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

REVERSE
REPURCHASE AGREEMENTS:           In a reverse  repurchase  agreement,  the Trust
                                 sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED         Arrangements  in  which  a pool  of  assets  is
SECURITIES:                      separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                             STOCK   TERMINATION
PERPETUAL TRUSTS                                             SYMBOL     DATE
                                                             ------   --------
The BlackRock Income Trust Inc. ............................  BKT       N/A
The BlackRock North American Government Income Trust Inc. ..  BNA       N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. .........................  BBT      12/98
The BlackRock 1999 Term Trust Inc. .........................  BNN      12/99
The BlackRock Target Term Trust Inc. .......................  BTT      12/00
The BlackRock 2001 Term Trust Inc. .........................  BLK      06/01
The BlackRock Strategic Term Trust Inc. ....................  BGT      12/02
The BlackRock Investment Quality Term Trust Inc. ...........  BQT      12/04
The BlackRock Advantage Term Trust Inc. ....................  BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ..  BCT      12/09



TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                             STOCK  TERMINATION
PERPETUAL TRUSTS                                             SYMBOL    DATE
                                                             ------  --------
The BlackRock Investment Quality Municipal Trust Inc. ......  BKN       N/A
The BlackRock California Investment Quality Municipal
  Trust Inc. ...............................................  RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust ...  RFA       N/A
The BlackRock New Jersey Investment Quality Municipal
  Trust Inc. ...............................................  RNJ       N/A
The BlackRock New York Investment Quality Municipal
  Trust Inc. ...............................................  RNY       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. .............  BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. .......  BRM      12/08
The BlackRock California Insured Municipal 2008 Term
  Trust Inc. ...............................................  BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ....  BRF      12/08
The BlackRock New York Insured Municipal 2008 Term
  Trust Inc. ...............................................  BLN      12/08
The BlackRock Insured Municipal Term Trust Inc. ............  BMT      12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

   BlackRock Financial Management, Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

   BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

   BlackRock  is  unique  among  asset  management  and  advisory  firms  in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

   BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

   In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

==========
BLACKROCK
==========

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   32nd Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM


{LOGO] Printed on recycled paper





THE BLACKROCK
2001 TERM TRUST INC.
====================
ANNUAL REPORT
JUNE 30, 1997